                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Thomas J. Roeck, Jr. and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1997, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of August, 1997.




                                    /s/ Edwin L. Artzt
                                    ---------------------------------
                                    Edwin L. Artzt
                                    Director
                                    Delta Air Lines, Inc.

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Thomas J. Roeck, Jr. and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1997, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of August, 1997.




                                    /s/ Henry A. Biedenharn, III
                                    ---------------------------------
                                    A. Biedenharn, III
                                    Director
                                    Delta Air Lines, Inc.

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Thomas J. Roeck, Jr. and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1997, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of August, 1997.




                                    /s/ James L. Broadhead
                                    ---------------------------------
                                    James L. Broadhead
                                    Director
                                    Delta Air Lines, Inc.

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Thomas J. Roeck, Jr. and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1997, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of August, 1997.




                                    /s/ Edward H. Budd
                                    ---------------------------------
                                    Edward H. Budd
                                    Director
                                    Delta Air Lines, Inc.

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Thomas J. Roeck, Jr. and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1997, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of August, 1997.




                                    /s/ George D. Busbee
                                    ---------------------------------
                                    George D. Busbee
                                    Director
                                    Delta Air Lines, Inc.

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Thomas J. Roeck, Jr. and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1997, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of August, 1997.




                                    /s/ R. Eugene Cartledge
                                    ---------------------------------
                                    R. Eugene Cartledge
                                    Director
                                    Delta Air Lines, Inc.

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Thomas J. Roeck, Jr. and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1997, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of August, 1997.




                                    /s/ Mary Johnston Evans
                                    ---------------------------------
                                    Mary Johnston Evans
                                    Director
                                    Delta Air Lines, Inc.

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Thomas J. Roeck, Jr. and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1997, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of August, 1997.




                                    /s/ Gerald Grinstein
                                    ---------------------------------
                                    Gerald Grinstein
                                    Director
                                    Delta Air Lines, Inc.

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Thomas J. Roeck, Jr. and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1997, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of August, 1997.




                                    /s/ Jesse Hill, Jr.
                                    ---------------------------------
                                    Jesse Hill, Jr.
                                    Director
                                    Delta Air Lines, Inc.

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Thomas J. Roeck, Jr. and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1997, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of August, 1997.




                                    /s/ Peter D. Sutherland
                                    ---------------------------------
                                    Peter D. Sutherland
                                    Director
                                    Delta Air Lines, Inc.

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Thomas J. Roeck, Jr. and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1997, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of August, 1997.




                                    /s/ Andrew J. Young
                                    ---------------------------------
                                    Andrew J. Young
                                    Director
                                    Delta Air Lines, Inc.

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Thomas J. Roeck, Jr. and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1997, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of August, 1997.




                                    /s/ Thomas J. Roeck, Jr.
                                    ---------------------------------
                                    Thomas J. Roeck, Jr.
                                    Senior Vice President - Finance
                                     and Chief Financial Officer

                                                                      EXHIBIT 24




                                POWER OF ATTORNEY


         I hereby constitute and appoint Maurice W. Worth, Thomas J. Roeck, Jr. and Robert S. Harkey, and each of them separately, as my true and lawful attorneys-in-fact and agents, with full power of substitution, for me and in my name, in any and all capacities, to sign on my behalf the Annual Report on Form 10-K of Delta Air Lines, Inc. for the fiscal year ended June 30, 1997, and any amendment or supplement thereto; and to file such Annual Report on Form 10-K with the Securities and Exchange Commission, the New York Stock Exchange, and any other appropriate agency pursuant to applicable laws and regulations.

         IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of August, 1997.




                                    /s/ Leo F. Mullin
                                    -------------------------------------
                                    Leo F. Mullin
                                    President and Chief Executive Officer
                                     and Director
                                    Delta Air Lines, Inc.